Exhibit 10.24.2

AMENDMENT TO
MACY’S, INC. DEFERRED COMPENSATION PLAN
The Macy’s, Inc. Deferred Compensation Plan (the “Plan”) is hereby amended in the following respects, effective as of January 1, 2014 and solely to change the payment rules for credits to Participants’ Accounts made under the Plan for the Plan’s plan years that begin on or after January 1, 2015.
1.    Subsection 7.1(a)(1)(C) of the Plan is amended in its entirety to read as follows.
(C)    Payment Method 3 – Under the payment method described in this subsection 7.1(a)(1)(C) (for purposes of this subsection 7.1, “Payment Method 3”), the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount shall:
(x)    commence to be paid as of the earlier of (i) the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company (or, if the Participant is, on the date on which the Participant separates from service with the Company, a Specified Employee, the later of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company or the date immediately following the date which is six months after the date he or she separates from service with the Company) or (ii) subject to the provisions of subsection 7.1(a)(2)(C) hereof, any fixed date (for purposes of this subsection 7.1, “a Payment Method 3 initial fixed commencement date”), as chosen by the Participant when he or she first elects Payment Method 3 to apply to the portion of his or her Account that is attributable to the subject year’s Basic Salary deferred amount; and
(y)    be paid in one lump sum payment or in annual payments over two to five years, as chosen by the Participant when he or she first elects or elected Payment Method 3 with the same initial fixed commencement date to apply to any portion of his or her Account that is attributable to an amount of the Participant’s Basic Salary the receipt of which is deferred under the Plan.
2.    Subsection 7.1(a)(2) of the Plan is amended in its entirety to read as follows.
(2)    Notwithstanding any of the provisions of subsection 7.1(a)(1) hereof but subject to the provisions of subsection 7.1(b) hereof and the subsections of section 7 hereof that follow subsection 7.3 hereof, the following payment method election restrictions or conditions shall apply to the payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount.

(A)    The Participant may not elect Payment Method 1 for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount if he or she has elected (or under subsection 7.1(a)(2)(D) hereof has been deemed to have elected) Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to an amount of the Participant’s Basic Salary the receipt of which was deferred under the Plan for any Plan Year that was earlier than the Plan Year with respect to which the subject year’s Basic Salary deferred amount is deferred.
(B)    The Participant may not elect Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount if he or she has elected Payment Method 1 for payment of the portion of the Participant’s Account that is attributable to an amount of the Participant’s Basic Salary the receipt of which was deferred under the Plan for any Plan Year that was earlier than the Plan Year with respect to which the subject year’s Basic Salary deferred amount is deferred.
(C)    The Participant may not elect Payment Method 3 for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount unless the elected Payment Method 3 initial fixed commencement date is no earlier than the first day of the first March that begins after the end of the Plan Year in which occurs the fifth annual anniversary of the date on which the first credit of the subject year’s Basic Salary deferred amount is made to the Participant’s Account and (ii) does not cause the Participant to have more than three different Payment Method 3 initial fixed commencements dates applicable to the entire portion of his or her Account that is payable under Payment Method 3.
(D)    In the event the Participant fails in the applicable deferral form to make any payment method election at all for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount and he or she has never elected (or under this subsection previously been deemed to have elected) either Payment Method 1 or Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to an amount of the Participant’s Basic Salary the receipt of which was deferred under the Plan for any Plan Year that was earlier than the Plan Year with respect to which the subject year’s Basic Salary deferred amount is deferred, then he or she shall be deemed for all purposes of this subsection 7.1 to have elected Payment Method 2 (and to have chosen under such method that payment will be made in one lump sum payment) for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount.
(E)    In the event the Participant fails in the applicable deferral form to make any payment method election at all for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount but he or she has elected (or under subsection 7.1(a)(2)(D) hereof has been deemed to have elected) either Payment Method 1 or Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to an amount of the Participant’s Basic Salary the receipt of which was deferred under the Plan for any Plan Year that was earlier than the Plan Year with respect to which the subject year’s Basic Salary deferred amount is deferred, then he or she shall be deemed for all purposes of this subsection 7.1 to have elected the same payment method for payment of the portion of the Participant’s Account that is attributable to the subject year’s Basic Salary deferred amount.
3.    Subsection 7.1(b)(3) of the Plan is amended in its entirety to read as follows.
(3)    If the Participant previously has elected under subsection 7.1(a) hereof to have any portion of his or her Account that is attributable to the amount of his or her Basic Salary that is earned in one or more specific Plan Years and the receipt of which has been deferred by the Participant under the Plan paid under Payment Method 3, he or she may, by completing a subsequent payment agreement and filing such agreement with a Plan representative not less than twelve months before an applicable Payment Method 3 initial fixed commencement date, elect to have Payment Method 3 be deemed, for purposes of the entire portion of the Participant’s Account that is subject to such Payment Method 3 initial fixed commencement date, to be a payment method under which such portion:
(A)    commences to be paid as of the earlier of (i) the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company (or, if the Participant is, on the date on which the Participant separates from service with the Company, a Specified Employee, the later of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company or the date immediately following the date which is six months after the date he or she separates from service with the Company) or (ii) any fixed date that is specified by the Participant in his or her new election under this subsection 7.1(b)(3) and that is no earlier than the first day of the first March that occurs on or after the fifth annual anniversary of the applicable Payment Method 3 initial fixed commencement date; and
(B)    is paid in one lump sum payment or in annual payments over two to five years (as chosen by the Participant when he or she elects to change the payment method represented as Payment Method 3 with respect to the portion of the Participant’s Account that is subject to the applicable Payment Method 3 initial fixed commencement date).
However, such new election shall not become effective until at least twelve months elapse from the filing of such election with the Committee (and thus will be ineffective should the first day of the first March that begins after the end of the Plan

Year in which the Participant separates from service with the Company occur prior to the expiration of such twelve month period).
4.    Section 7.3 of the Plan is amended in its entirety to read as follows.
7.3    General Distribution Rules for Company Match Amounts. Subject to the following provisions of this section 7 and the other provisions of the Plan, this subsection 7.3 concerns the rules for payment of the vested portion of the Account of a Participant that is attributable to the amount of the Company match amount that is credited to such Account for any specific Plan Year (for purposes of subsection 7.3 hereof, the “subject year’s Company match deferred amount”).
(a)    Initial 2014 Distribution Payment Method.
(1)    When the Plan Year that begins on the Effective Date is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, subject to the provisions of subsections 7.3(a)(2) and (3) and 7.3(c) hereof and the subsections of section 7 hereof that follow this subsection 7.3 and to such administrative rules as the Committee may prescribe, the portion of the Participant’s vested Account that is attributable to the subject year’s Company match deferred amount shall be paid in accordance with the payment method described in this subsection 7.3(a)(1) (for purposes of this subsection 7.3, the “2014 Payment Method”). Under the 2014 Payment Method, such portion of the Participant’s vested Account shall:
(A)    commence to be paid as of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company (or, if the Participant is, on the date on which the Participant separates from service with the Company, a Specified Employee, the later of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company or the date immediately following the date which is six months after the date he or she separates from service with the Company); and
(B)    be paid in one lump sum payment or in annual payments over two to fifteen years, as chosen by the Participant by completing a payment agreement and filing such agreement with a Plan representative before the start of the Plan Year that begins on the Effective Date. In the event the Participant fails to complete or file such a payment agreement before the start of such Plan Year, then he or she shall be deemed for all purposes of this subsection 7.3(a)(1) to have chosen under the 2014 Payment Method that payment will be made in one lump sum payment.
(2)    When the Plan Year that begins on the Effective Date is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, if the Participant elects to receive the portion of the Participant’s vested Account that is attributable to the subject year’s Company match deferred amount in annual installments of two or more payments (under the 2014 Payment Method), then (i) the date as of which the first annual installment payment is to be made shall be determined under the provisions of subsection 7.3(a)(1)(A) hereof, (ii) the date as of which any annual installment payment other than the first annual installment payment is to be made shall be an annual anniversary of the date as of which the first annual installment payment is to be made, and (iii) the amount of each installment payment shall be equal to the quotient obtained by dividing the amount allocated to the portion of the Participant’s vested Account that is attributable to the subject year’s Company match deferred amount as of the date of such installment payment by the number of installment payments still to be made to the Participant under the applicable payment method (including the subject installment payment).
(3)    When the Plan Year that begins on the Effective Date is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, notwithstanding any of the foregoing provisions of this subsection 7.3(a), if any portion of the subject year’s Company match deferred amount is credited under the terms of the Plan to the Participant’s Account as of a date that is later than the latest date as of which a payment of such portion would otherwise be made under the foregoing provisions of this subsection 7.3(a) and the Participant is vested in such portion, such portion shall be paid as of the date as of which such portion is credited under the terms of the Plan to the Participant’s Account.
(b)    Initial Post-2014 Distribution Payment Method.
(1)    When a Plan Year that begins on or after January 1, 2015 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, subject to the provisions of subsections 7.3(b)(2), (3), and (4) and 7.3(c) hereof and the subsections of section 7 hereof that follow this subsection 7.3 and to such administrative rules as the Committee may prescribe, the Participant may, by completing a payment agreement and filing such agreement with a Plan representative before the start of the Plan Year for which the subject year’s Company match deferred amount is credited to his or her Account under the Plan, elect that the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount shall be paid by either of the two payment methods described in subsection 7.3(b)(1)(A) and (B) hereof.
(A)    Payment Method 1 – Under the payment method described in this subsection 7.3(b)(1)(A) (for purposes of this subsection 7.3, “Payment Method 1”), the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount shall be paid in one lump sum payment as of the date on which the Participant separates from service with the Company (or, if the Participant is, on the date on which the Participant separates from service with the Company, a Specified Employee, as of the date immediately following the date which is six months after the date he or she separates from service with the Company).
(B)    Payment Method 2 – Under the payment method described in this subsection 7.3(b)(1)(B) (for purposes of this subsection 7.3, “Payment Method 2”), the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount shall:
(x)    commence to be paid as of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company (or, if the Participant is, on the date on which the Participant separates from service with the Company, a Specified Employee, the later of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company or the date immediately following the date which is six months after the date he or she separates from service with the Company); and
(y)    be paid in one lump sum payment or in annual payments over two to fifteen years, as chosen by the Participant when he or she elects (or under subsection 7.3(b)(2)(C) hereof is deemed to elect) Payment Method 2 to apply to the portion of his or her Account that is attributable to the amount of the Participant’s Company match deferred amount that was credited to the Participant’s Account for any Plan Year that began on or after January 1, 2015.
(2)    When a Plan Year that begins on or after January 1, 2015 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, notwithstanding any of the provisions of subsection 7.3(b)(1) hereof but subject to the provisions of subsection 7.3(c) hereof and the subsections of section 7 hereof that follow this subsection 7.3, the following payment method election restrictions or conditions shall apply to the payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount.
(A)    When a Plan Year that begins on or after January 1, 2016 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then the Participant may not elect Payment Method 1 for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount if he or she has elected (or under subsection 7.3(b)(2)(C) hereof has been deemed to have elected) Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to the amount of the Participant’s Company match amount that was credited to the Participant’s Account for any Plan Year that both began on or after January 1, 2015 and was earlier than the Plan Year with respect to which the subject year’s Company match deferred amount is credited to the Participant’s Account.
(B)    When a Plan Year that begins on or after January 1, 2016 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then the Participant may not elect Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount if he or she has elected Payment Method 1 for payment of the portion of the Participant’s Account that is attributable to the amount of the Participant’s Company match amount that was credited to the Participant’s Account for any Plan Year that both began on or after January 1, 2015 and was earlier than the Plan Year with respect to which the subject year’s Company match deferred amount is credited to the Participant’s Account.
(C)    When the Plan Year that begins on January 1, 2015 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, in the event the Participant fails in the applicable payment agreement to make any payment method election at all for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount, he or she shall be deemed for all purposes of this subsection 7.3 to have elected Payment Method 2 (and to have chosen under such method that payment will be made in one lump sum payment) for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount.
(D)    When a Plan Year that begins on or after January 1, 2016 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, in the event the Participant fails in the applicable payment agreement to make any payment method election at all for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount and he or she has never elected (or under subsection 7.3(b)(2)(C) hereof been deemed to have elected) a distribution method with respect to a Company match amount credited to his or her Account under the Plan for any Plan Year that both began on or after January 1, 2015 and was earlier than the Plan Year with respect to which the subject year’s Company match deferred amount is credited to the Participant’s Account, he or she shall be deemed for all purposes of this subsection 7.3 to have elected Payment Method 2 (and to have chosen under such method that payment will be made in one lump sum payment) for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount.
(E)    When a Plan Year that begins on or after January 1, 2016 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, in the event the

Participant fails in the applicable payment agreement to make any payment method election at all for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount and he or she has elected (or under subsection 7.3(b)(2)(C) hereof has been deemed to have elected) either Payment Method 1 or Payment Method 2 for payment of the portion of the Participant’s Account that is attributable to a Company match amount that was credited to the Participant’s Account for any Plan Year that both began on or after January 1, 2015 and was earlier than the Plan Year with respect to which the subject year’s Company match deferred amount is credited to the Participant’s Account, he or she shall be deemed for all purposes of this subsection 7.3 to have elected the same payment method for payment of the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount.
(3)    When a Plan Year that begins on or after January 1, 2015 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, if the Participant elects to receive the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount in annual installments of two or more payments (under any applicable payment method), then (i) the date as of which the first annual installment payment is to be made shall be determined under the provisions of subsection 7.3(b)(1) hereof that describe such payment method, (ii) the date as of which any annual installment payment other than the first annual installment payment is to be made shall be an annual anniversary of the date as of which the first annual installment payment is to be made, and (iii) the amount of each installment payment shall be equal to the quotient obtained by dividing the amount allocated to the portion of the Participant’s Account that is attributable to the subject year’s Company match deferred amount as of the date of such installment payment by the number of installment payments still to be made to the Participant under the applicable payment method (including the subject installment payment).
(4)    When a Plan Year that begins on or after January 1, 2015 is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, notwithstanding any of the foregoing provisions of this subsection 7.3(b), if any portion of the subject year’s Company match deferred amount is credited under the terms of the Plan to the Participant’s Account as of a date that is later than the latest date as of which a payment of such portion would otherwise be made under the foregoing provisions of this subsection 7.3(b) and the Participant is vested in such portion, such portion shall be paid as of the date as of which such portion is credited under the terms of the Plan to the Participant’s Account.
(c)    Subsequent Distribution Elections as to Commencement Date and Form of Payment.

(1)    If any portion of the Participant’s Account is attributable to the amount of a Company match amount that is credited to his or her Account under the Plan for the Plan Year that begins on the Effective Date and hence, pursuant to the provisions of subsection 7.3(a) hereof, paid under the 2014 Payment Method, the Participant may, by completing a subsequent payment agreement and filing such agreement with a Plan representative not less than twelve months before the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company, elect to have the 2014 Payment Method be deemed for purposes of the Participant to be a payment method under which the entire portion of the Participant’s Account that is payable under the 2014 Payment Method:
(A)     commences to be paid as of the first day of the first March that begins after the end of the Plan Year in which occurs the fifth anniversary of the date on which the Participant separates from service with the Company; and
(B)    is paid in one lump sum payment or in annual payments over two to fifteen years (as chosen by the Participant when he or she elects to change the payment method represented as the 2014 Payment Method), provided that the number of annual payments to be made under the changed 2014 Payment Method is different than the number of annual payments that were to be made under 2014 Payment Method as in effect for the Participant before the change.
However, such new election shall not become effective until at least twelve months elapse from the filing of such election with the Committee (and thus will be ineffective should the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company occur prior to the expiration of such twelve month period).
(2)    If the Participant previously has elected under subsection 7.3(b) hereof to have any portion of his or her Account that is attributable to the amount of his or her Company match amount that is credited to his or her Account under the Plan for one or more specific Plan Years that begin on or after January 1, 2015 paid under Payment Method 1, he or she may, by completing a subsequent payment agreement and filing such agreement with a Plan representative not less than twelve months before the date on which he or she separates from service with the Company, elect to have Payment Method 1 be deemed for purposes of the Participant to be a payment method under which the entire portion of the Participant’s Account that is payable under Payment Method 1:
(A)    commences to be paid as of the first day of the first March that begins after the end of the Plan Year in which occurs the fifth anniversary of the date on which the Participant separates from service with the Company; and

(B)    is paid in annual payments over two to fifteen years (as chosen by the Participant when he or she elects to change the payment method represented as Payment Method 1).
However, such new election shall not become effective until at least twelve months elapse from the filing of such election with the Committee (and thus will be ineffective should the date on which the Participant separates from service with the Company occur prior to the expiration of such twelve month period).
(3)    If the Participant previously has elected (or been deemed to have elected) under subsection 7.3(b) hereof to have any portion of his or her Account that is attributable to the amount of his or her Company match amount that is credited to his or her Account under the Plan for one or more specific Plan Years that begin on or after January 1, 2015 paid under Payment Method 2, he or she may, by completing a subsequent payment agreement and filing such agreement with a Plan representative not less than twelve months before the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company, elect to have Payment Method 2 be deemed for purposes of the Participant to be a payment method under which the entire portion of the Participant’s Account that is payable under Payment Method 2:
(A)    commences to be paid as of the first day of the first March that begins after the end of the Plan Year in which occurs the fifth anniversary of the date on which the Participant separates from service with the Company; and
(B)    is paid in one lump sum payment or in annual payments over two to fifteen years (as chosen by the Participant when he or she elects to change the payment method represented as Payment Method 2), provided that the number of annual payments to be made under the changed Payment Method 2 is different than the number of annual payments that were to be made under Payment Method 2 as in effect for the Participant before the change.
However, such new election shall not become effective until at least twelve months elapse from the filing of such election with the Committee (and thus will be ineffective should the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company occur prior to the expiration of such twelve month period).
(d)     Mid-Year Entry Distribution Payment Method.
(1)    Notwithstanding the foregoing provisions of this subsection 7.3 or any other provision of the Plan, with respect to a Participant who becomes newly eligible to participate in the Plan as of the first day of a calendar quarter that falls in a Plan Year under the provisions of subsection 3.2 hereof (without regard to subsection 3.2(c) hereof) and when such Plan Year begins on or after January

1, 2015 and is the Plan Year for which the subject year’s Company match deferred amount is credited to the Participant’s Account under the Plan, then, the subject year’s Company match deferred amount shall be paid in one lump sum payment as of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company (or, if the Participant is, on the date on which the Participant separates from service with the Company, a Specified Employee, the later of the first day of the first March that begins after the end of the Plan Year in which the Participant separates from service with the Company or the date immediately following the date which is six months after the date he or she separates from service with the Company). The Participant may not make any subsequent change to the distribution method provided for in the immediately preceding sentence and such distribution method has no effect on the distribution rules that apply under the foregoing provisions of this subsection 7.3 to the vested portion of the Account of the Participant that is attributable to the amount of the Company match amount that is credited to his or her Account for any other Plan Year.
(2)    Notwithstanding the foregoing provisions of this subsection 7.3(d) or any other provision of the Plan, if any portion of the subject year’s Company match deferred amount is credited under the terms of the Plan to the Participant’s Account as of a date that is later than the date as of which a payment of such portion would otherwise be made under the foregoing provisions of this subsection 7.3(d) and the Participant is vested in such portion, such portion shall be paid as of the date as of which such portion is credited under the terms of the Plan to the Participant’s Account.
IN ORDER TO EFFECT THE FOREGOING PLAN REVISIONS, the sponsor of the Plan hereby signs this Plan amendment, effective for all purposes as of January 1, 2014.
MACY’S, INC.

By: William Tompkins
Title: SVP, HR and Total Rewards
Date: October 17, 2014

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